UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          June 19, 2006 (June 14, 2006)
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


          MISSOURI                     0-20632                   43-1175538
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
     of incorporation)                                       Identification No.)


                   135 NORTH MERAMEC, CLAYTON, MISSOURI   63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                FIRST BANKS, INC.

TABLE OF CONTENTS
                                                                            Page
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ITEM 8.01  OTHER EVENTS..................................................    1

SIGNATURE................................................................    2




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ITEM 8.01  OTHER EVENTS.

         On June 14, 2006, First Banks, Inc. ("First Banks" or the "Company") entered into a Purchase Agreement with Bear, Stearns & Co. Inc. regarding the issuance of variable rate trust preferred securities by First Bank Statutory Trust VI, a newly formed Delaware statutory trust affiliate of the Company ("FBST VI"). Subject to the terms of the Purchase Agreement, on June 16, 2006, FBST VI issued 25,000 shares of variable rate trust preferred securities at $1,000 per share in a private placement, and issued 774 shares of common securities to First Banks at $1,000 per share. First Banks owns all of the common securities of FBST VI. The gross proceeds of the offering were used by FBST VI to purchase $25.8 million of variable rate subordinated debentures from First Banks, maturing on July 7, 2036. The maturity date of the subordinated debentures may be shortened, at the option of First Banks, to a date not earlier than July 7, 2011 if certain conditions are met. The subordinated debentures are the sole asset of FBST VI. In connection with the issuance of the FBST VI preferred securities, First Banks made certain guarantees and commitments that, in the aggregate, constitute a full and unconditional guarantee by First Banks of the obligations of FBST VI under the FBST VI preferred securities. Proceeds from the issuance of the subordinated debentures to FBST VI, net of offering expenses, were $25.7 million. The distribution rate on the FBST VI preferred securities is equivalent to the three-month London Interbank Offering Rate plus 165 basis points, and is payable quarterly in arrears beginning October 7, 2006.

         First Banks intends to use the proceeds from the issuance of the subordinated debentures to FBST VI to support future acquisitions as well as for general corporate purposes.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIRST BANKS, INC.



Date:  June 19, 2006                        By: /s/ Steven F. Schepman
                                                --------------------------------
                                                    Steven F. Schepman
                                                    Senior Vice President and
                                                    Chief Financial Officer